Exhibit 10.1

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL IN A FORM ACCEPTABLE TO THE COMPANY.
Original Issue Date: March 1, 2024Principal Amount: $600,000
SENIOR CONVERTIBLE PROMISSORY NOTE
DUE November 17, 2028
THIS SENIOR CONVERTIBLE PROMISSORY NOTE is the duly authorized and validly issued convertible promissory note of AYALA PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), having its principal place of business at 9 Deer Park Drive, Suite K-1, Monmouth Junction, New Jersey 08852, designated as its Senior Convertible Promissory Note due November 17, 2028 (the “Note” or this “Note”).
FOR VALUE RECEIVED, the Company promises to pay to ISRAEL BIOTECH FUND I, L.P. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $600,000.00 on November 17, 2028 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:
Section 1.     Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:
“Affiliate” of any person means any other person or entity which, directly or indirectly, controls or is controlled by that person, or is under common control with that person or entity. For this purpose, “Control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement, (c) the

Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“BMS License” means the License Agreement, by and between Bristol-Myers Squibb Company and Ayala Pharmaceuticals, Inc., dated as of November 29, 2017, as amended.

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the aggregate votes of the then-issued and outstanding voting securities of the Company on such basis as is then required by the Company’s charter documents (other than by means of conversion of the Note), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than fifty percent (50%) of the aggregate voting power of the Company or the successor entity of such transaction, or (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than fifty percent (50%) of the aggregate voting power of the acquiring entity immediately after the transaction.
“Common Stock” means (i) the Company’s common stock, $0.001 par value per share and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.
“Common Stock Equivalents” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, and/or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock).
“Commission” means the United States Securities and Exchange Commission.
“Conversion Date” shall have the meaning set forth in Section 5(a).
“Conversion Price” shall have the meaning set forth in Section 5(c).
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“DTC” means the Depository Trust Company.
“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.
“Event of Default” shall have the meaning set forth in Section 8(a).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Financing Transaction” shall mean any transaction through which the Company issues shares of Common Stock or other equity securities to one or more third parties in consideration for at least $10 million, in the aggregate, in gross proceeds to the Company from new investors either through a registration statement filed with the SEC or a private investment in public equity or otherwise. For the sake of clarity, the conversion of this Note (or other convertible securities outstanding on the date hereof) shall not be counted towards the aforesaid $10 million.
“GAAP” shall have the meaning set forth in Section 7(a)(v).
“IBF Senior Secured Notes” means that Senior Secured Convertible Promissory Notes, dated August 7, 2023, as partially assigned from Israel Biotech Fund I, L.P. to Israel Biotech Fund II, L.P. and as amended and restated on November 17, 2023.
“Indebtedness” means, with respect to any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables and accrued expenses incurred in the ordinary course of business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (e) the capitalized amount of all capital lease obligations of such Person that would appear on a balance sheet in accordance with GAAP, (f) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any capital stock of such Person, (g) all obligations of such Person, contingent or otherwise, with respect to all unpaid drawings in respect of letters of credit, bankers’ acceptances and similar obligations, (h) all guarantee obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; provided that, if such Person has not assumed or become liable for the payment of such obligation, the amount of such Indebtedness shall be limited to the lesser of (A) the principal amount of the obligation being secured and (B) the fair market value of the encumbered property; and (j) all contingent obligations in respect to indebtedness or obligations of any Person of the kind referred to in clauses (a)-(i) above. The Indebtedness of any Person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

 “Liabilities” means all direct or indirect liabilities and obligations of any kind of Company to the Holder pursuant to this Note and/or any of the other Loan Documents.
“Liens” or “liens” means a lien, mortgage, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, or other clouds on title.
“Loan Documents” means, collectively, this Note, the Registration Rights Agreement, the Side Letter Agreement, the Warrants and such other documents, instruments, certificates, supplements, amendments, exhibits and schedules required and/or attached pursuant to this Note and/or any of the above documents, and/or any other document and/or instrument related to the above agreements, documents and/or instruments, and the transactions hereunder and/or thereunder and/or any other agreement, documents or instruments required or contemplated hereunder or thereunder, whether now existing or at any time hereafter arising.
“Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, operations, or condition (financial or otherwise) of the Company and all of its Subsidiaries, taken as a whole, (b) the validity or enforceability of this Note or any of the other Loan Documents or (c) the rights or remedies of the Holder hereunder or thereunder.
“New York Courts” shall have the meaning set forth in Section 10(d).
“Note Register” shall have the meaning set forth in Section 3(b).
“Notice of Conversion” shall have the meaning set forth in Section 5(a).
“Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
“Optional Mandatory Notice” shall have the meaning set forth in Section 5(b).
“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof).
“Permitted Indebtedness” means (i) Indebtedness of the Company evidenced by this Note and/or any other Loan Document in favor of the Holder including all Liabilities as well as Indebtedness under, and the Liabilities of the Company pursuant to, the other promissory notes comprising the Series, (ii) Indebtedness of the Company and its Subsidiaries set forth in the Company’s most recent SEC Reports, provided none of such Indebtedness, has been materially increased, extended and/or otherwise changed since the date of the most recent SEC Reports, (iii) Indebtedness that is subordinated to and not equal to or senior to this Note, (iv) trade Indebtedness incurred in the ordinary course of business, (v) Indebtedness secured by Permitted Liens described in clauses “(iv)” and “(v)” of the definition of Permitted Liens, and (vi) Indebtedness existing as of the date hereof.

“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialman’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, and (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) Liens arising in connection with capital lease obligations (and attaching only to the property being leased) or (vi) any Liens securing Permitted Indebtedness set forth in Sections (i) through (iii) and (vi) of the definition of Permitted Indebtedness.
“Registration Rights Agreement” means the Registration Rights Agreement, dated as of November 17, 2023, as hereinafter amended and/or supplemented, together with all exhibits, schedules and annexes to such agreement. By execution of this Note, the Company agrees that the words “as of the date hereof” in the definition of “Registrable Securities” in the Registration Rights Agreement shall mean as of the date of this Note (and not November 17, 2023).
“Registration Statement” means a registration statement covering the resale of the Underlying Shares by each Holder.
“Required Majority” shall have the meaning set forth in Section 2(b).
“SEC Reports” shall have the meaning set forth in Section 7(a)(v).
“Securities” means this Note and all Underlying Shares and any securities of the Company issued in replacement, substitution and/or in connection with any exchange, conversion and/or any other transaction pursuant to which all or any of such securities of the Company to the Holder.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Series” shall have the meaning set forth in Section 2(b).
“Share Delivery Date” shall have the meaning set forth in Section 5(d)(ii).
“Side Letter Agreement” means the Side Letter Agreement, dated as of November 17, 2023, as hereinafter amended and/or supplemented, together with all exhibits, schedules and annexes to such agreement.
“Significant Subsidiary” shall have the meaning of such term as defined in Rule 1-02(w) of Regulation S-X.
“Subsequent Convertible Securities” means convertible debt securities that the Company may issue after the date hereof with the principal purpose of raising capital.

“Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
“Trading Day” means any day on which the Common Stock is traded on the Trading Market, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Trading Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Trading Market (or if the Trading Market does not designate in advance the closing time of trading on the Trading Market, then during the hour ending at 4:00:00 p.m., New York City time).
“Trading Market” means any of the following markets or exchanges on which the Common Stock (or any other common stock of any other Person that references the Trading Market for its common stock) is listed or quoted for trading on the date in question: the OTC Bulletin Board, The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, or the OTCQX Marketplace, the OTCQB Marketplace, the OTCPink Marketplace or any other tier operated by OTC Markets Group Inc. (or any successor to any of the foregoing).
“Warrant” means the Warrant in the form attached hereto as Exhibit A issued by the Company on the date hereof to Holder.
“Underlying Shares” means the Conversion Shares.
Section 2.     Funding.
a)            Funding. On or about the date hereof, the Holder has wired to the Company a sum in cash equal to the principal amount set forth in the recital hereto.
b)            Warrant. Upon execution of this Note, the Company shall issue to the Holder a warrant to purchase shares of the Common Stock, on the terms and conditions set forth in the Warrant. The number of shares of Common Stock for which the Warrant shall be initially exercisable shall be equal to the quotient obtained by (x) principal amount divided by (y) $0.40 multiplied by (z) 150%.
c)            No Prepayment. For the sake of clarity, the Company shall not be entitled to prepay the principal amount without the prior written consent of the Required Majority (as defined below).
d)            Notes Constituting a Series. The Holder acknowledges and agrees that this Note is one of a series of promissory notes (the “Series”) issued by the Company in the aggregate amount (including this Note) of $2,000,000 (which may be increased to up to $5,458,000 upon the issuance, if any, of additional promissory notes issuable pursuant to the Side Letter Agreement, which promissory notes, if issued shall be included in the Series), each of which promissory notes is identical except for one or more of the identity of the lender/holder thereunder and the principal amount of each such promissory note. The Holder, by its acceptance of this Note, acknowledges and agrees that the rights that it may exercise upon the occurrence of an Event of Default (as defined below) and any amendment of the terms and provisions of this Note shall only be exercised upon the approval of holders of promissory notes of the Series with an aggregate outstanding principal amount of more than 50% of the aggregate outstanding principal amount of all of the promissory notes constituting the Series (the “Required Majority”).
Section 3.     Interest.
a)            Payment of Interest. Interest shall accrue on the principal amount of this Note at a per annum rate equal to the daily simple Secured Overnight Financing Rate published on the New York Federal Reserve website located at https://www.newyorkfed.org/markets/reference-rates/sofr plus seven percent (7%) (which interest rate may be increased as provided elsewhere herein), and shall be paid in kind quarterly and added to the principal amount of this Note, unless the Company otherwise elects to pay interest to the Holder quarterly in cash. Interest provided for in this Section 3(a) shall be due and payable on the last calendar day of each quarter and on the Maturity Date; provided, however, notwithstanding anything to the contrary provided herein or elsewhere, interest accrued but not yet paid shall be due and payable in kind or in cash at the Company’s election upon any conversion and/or acceleration whether as a result of an Event of Default or otherwise with respect to the principal amount being so converted and/or accelerated.
b)            Interest Calculations. Interest shall be calculated on the basis of a 365/366-day year, and shall accrue commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).
Section 4.     Registation of Transfers and Exchanges.
a)            Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.
b)            Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
Section 5.     Conversion.
a)            Voluntary Conversion. At any time and from time to time, commencing on the Original Issue Date until this Note is no longer outstanding, the principal (and interest accrued thereon) under this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time. The Holder shall effect conversions by delivering to the Company a Notice of Conversion (each, a “Notice of Conversion”), specifying therein the principal amount of this Note and/or any other amounts due under this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required so long as the shares to be issued pursuant thereto are to be registered in the name of the holder of the Note. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, all accrued and unpaid interest thereon and all other amounts due under this Note have been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion amount. The Holder and the Company shall maintain a conversion schedule showing the principal amount(s) and/or any other amounts due under this Note converted and the date of such conversion(s).
b)            Mandatory Conversion. At any time upon the occurrence of a (i) Financing Transaction, (ii) a Change of Control Transaction, or (iii) the written notice by holders of the Required Majority detailing the demand to convert all of the Series (the “Optional Mandatory Notice”), commencing on the Original Issue Date until this Note is no longer outstanding, the principal (and interest accrued thereon) under this Note shall convert automatically, in whole and not in part, into shares of Common Stock. The Company shall deliver to the Holder a Notice of Conversion, specifying therein the total principal amount of this Note and/or any other amounts due under this Note to be converted, which conversion shall be contingent upon the consummation of the Financing Transaction or Change of Control Transaction or the Optional Mandatory Notice (if any condition is indicated in such notice), as the case may be, and such conversion shall become effective immediately prior to the closing of such Financing Transaction or Change of Control Transaction or, if applicable, the condition set forth in the Optional Mandatory Notice. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required so long as the shares to be issued pursuant thereto are to be registered in the name of the holder of the Note. The Holder shall be required to physically surrender this Note to the Company in connection with a conversion pursuant to this Section 5(b).
c)            Conversion Price. The conversion price in effect on any Conversion Date shall be equal to the lower of (i) $0.40 and (ii) 50% of the Common Stock’s price per share as of the close of market on the Trading Day immediately prior to the date of the Notice of Conversion, subject to adjustment as set forth herein (the “Conversion Price”); provided, however that if this Note converts in connection with and at the time of a Financing Transaction by the Company (whether as a voluntary conversion pursuant to Section 5(a) above or an automatic conversion pursuant to Section 5(b) above), (i) the Conversion Price shall equal to the lower of (A) the Conversion Price as determined by clauses (i) and (ii) above and (B) fifty percent (50%) of the lowest price per share offered in the Financing Transaction and (ii) if the Financing Transaction entails the issuance of warrants (or similar instruments) to the investors in the Financing Transaction and such warrants (or similar instruments) are issued based on a coverage of more than 150% over the investment amount therein (such excess, in percentage terms, the “Warrant Coverage Excess Percentage”), then Holder shall be entitled to receive, upon conversion of this Note, warrants on the same terms issuable in the Financing Transaction (with the number of warrants to be issued to Holder being calculated based on a Warrant Coverage Excess Percentage of the principal (and interest accrued thereon) of this Note). All such foregoing determinations will be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such measuring period.
d)            Mechanics of Conversion.
i.            Conversion Shares Issuable Upon a Conversion. The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the sum of (i) the outstanding principal to be converted as provided in the applicable Notice of Conversion, (ii) accrued and unpaid interest thereon (if the Company has elected to pay interest in shares of Common Stock) and (iii) any other amount due under this Note by (y) the Conversion Price.
ii.            Delivery of Certificate Upon Conversion. Not later than two (2) Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares (which, on or after the date on which the resale of such Conversion Shares are covered by and are being sold pursuant to an effective Registration Statement or such Conversion Shares are eligible to be sold under Rule 144 without the need for current public information and the Company has received an opinion of counsel to such effect acceptable to the Company (which opinion the Company will be responsible for obtaining at its own cost) shall be free of restrictive legends and trading restrictions) representing the number of Conversion Shares being acquired or being sold, as the case may be, upon the conversion of this Note, and (B) payment in the amount of accrued and unpaid interest on the principal amount so converted (if the Company has elected to pay accrued interest in cash). All certificate or certificates required to be delivered by the Company under this Section 5(d) shall be delivered electronically through DTC or another established clearing corporation performing similar functions, unless the Company or its transfer agent does not have an account with DTC and/or is not participating in the DTC/FAST Program, in which case the Company shall issue and deliver to the address as specified in such Notice of Conversion a certificate (or certificates), registered in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder shall be entitled; provide that for all purposes under this Section 5(d), delivery of the Conversion Shares by having them reflected on the stock records of the Company as held in book-entry by the applicable Holder shall be deemed to constitute the delivery of a certificate. If the Conversion Shares are not being sold pursuant to an effective Registration Statement or if the Conversion Date is prior to the date on which such Conversion Shares are eligible to be sold under Rule 144 without the need for current public information, the Conversion Shares shall bear a restrictive legend in the following form, as appropriate:
“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES

UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”
iii.            Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Notice of Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company, and the Holder shall promptly return to the Company the certificate or certificates issued to such Holder pursuant to the rescinded Notice of Conversion.

iv.            Obligation Absolute. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.

v.            Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 5(d)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 5(d)(ii). The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

vi.            Reservation of Shares Issuable Upon Conversion. The Company covenants that it will, subject to the last sentence of this Section 5(d)(vi), at all times reserve and keep available out of its authorized and unissued shares of Common Stock a number of shares of Common Stock at least equal to the amount of shares necessary for the purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable. The Company represents and warrants that, as of the date hereof, it has reserved a total of at least 100,000,000 shares of Common Stock for the conversion of this and other Notes in the Series or the Warrants issued to the Lenders in the Series, or of any other convertible securities (i) issued by the Company to any such Lender (including under the IBF Senior Secured Notes and the Warrants issued thereunder) and (ii) issuable by the Company under the Side Letter Agreement (the securities referenced in clauses (i) and (ii), collectively, the “Reserved Securities”). Should the number of shares necessary to satisfy the covenant set forth in the first sentence of this Section 5(d)(vi) be greater than (A) the total number of authorized shares of Common Stock, minus (B) the total of (1) the issued shares of Common Stock as of the date of measurement, (2) the shares of Common Stock reserved for issuance by the Company as of the date of this Note, and (3) the Reserved Securities, then the failure to reserve shares of Common Stock with respect to such overage shall, subject to the following provisos, not be a violation of the covenant set forth in such first sentence; provided, however, that (i) the Company undertakes that, in such event (an “Event”, and the date on which such Event occurs being referred to as an “Event Date”), it shall use its best efforts either (X) to obtain, as promptly as possible, such approvals of the Company's stockholders as may be required to increase its authorized shares so as to eliminate such overage (which proxy statement for such meeting shall include the recommendation of the Company’s Board of Directors that such proposal is approved) (the “Authorized Share Approvals”), and to implement such increase promptly upon receiving such approval, or (Y) to promptly implement a reverse stock split of the outstanding shares of Common Stock, such that sufficient authorized shares are available to eliminate such overage (the “Required Reverse Split”); (ii) until such Authorized Share Approvals are obtained and implemented or such Required Reverse Split is implemented, it shall not, without the prior written consent of the Required Majority, enter into nor consummate any Financing Transaction or Change of Control Transaction nor, except for the issuance of any shares included in clauses (B)(2) and (B)(3) above, issue any shares of Common Stock or Common Stock Equivalents; and (iii) the Company undertakes that it shall use its best efforts to obtain, in its next annual (or special, if any) meeting of stockholders, such approvals of the Company's stockholders as may be required to increase its authorized shares of Common Stock to 300,000,000.
If the Authorized Share Approvals or Required Reverse Split have not been obtained and implemented within 90 days following the Event Date, then, in addition to any other rights the Holder may have hereunder or under applicable law, on each monthly anniversary of each such Event Date (if the Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the aggregate principal amount. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven (7) days after the date payable, the Company will pay interest thereon at an interest rate equal to the lesser of (i) five percent (5%) per annum in excess of the rate otherwise applicable to this Note and (ii) the maximum rate permitted under applicable law (with a credit for any “unused” guaranteed interest).
vii.            Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such conversion, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.
viii.            Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all transfer agent fees required for same-day processing of any Notice of Conversion.
Section 6.     Certain Adjustments.
a)            Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for the avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.
b)            Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 6(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on exercise hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
c)            Pro Rata Distributions. During such time as this Note is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Note, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

d)            Fundamental Transaction. If, at any time while this Note is outstanding (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of fifty percent (50%) or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person, whereby such other Person acquires more than fifty percent (50%) of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or Affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each, a “Fundamental Transaction”), and Section 5(b) hereof does not apply to such transaction, then, upon any subsequent conversion of this Note, the Holder shall have the right (but not the obligation) to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Loan Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 5(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note that is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Loan Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Loan Documents with the same effect as if such Successor Entity had been named as the Company herein.

e)            Calculations. All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 6, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.
f)            Notice to the Holder.
i.            Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 6, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.            Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least fifteen (15) calendar days prior to the applicable record or effective date hereinafter specified, a notice, stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert this Note during the period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
iii.            Other Notices. The Company shall deliver to each Holder (i) a written notice of at least 10 days prior to the completion of a Financing Transaction or a Change of Control Transaction, describing the material terms thereof and enclosing any transaction documents in connection therewith and (ii) upon the Holder’s request, promptly provide information regarding the events set forth in Section 2(b).

g)            “MFN” Amendment Provision. If the Company issues any Subsequent Convertible Securities with terms more favorable than those of this Note (including, without limitation, a Conversion Price lower than the Conversion Price determined hereunder), the Company will promptly provide the Holder with written notice thereof, together with a copy of such Subsequent Convertible Securities (the “MFN Notice”) and, upon written request of the Holder, any additional information related to such Subsequent Convertible Securities as may be reasonably requested by the Holder.  In the event the Holder determines that the terms of the Subsequent Convertible Securities are preferable to the terms of this Note, the Holder will notify the Company in writing within 14 days of the receipt of the MFN Notice. Promptly after receipt of such written notice from the Holder, the Company agrees to amend and restate this Note to be identical to the instrument(s) evidencing the Subsequent Convertible Securities.
Section 7.     Representations and Warranties; Certain Covenants.
a)            Representation and Warranties of the Company. The Company represents and warrants to the Holder as follows:
i.            Organization and Qualification. The Company is an entity duly incorporated or otherwise organized and validly existing, and the Company is in good standing, under the respective laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.
ii.            No Conflict. The execution, delivery and performance of this Note and the other Loan Documents and the transactions contemplated hereby and thereby by the Company (and, where applicable, its Significant Subsidiaries), including, but not limited to, the reservation for issuance of the shares of Common Stock required to be reserved pursuant to the terms of this Note and of the sale and issuance the Conversion Shares into which this Note is convertible do not and shall not contravene or conflict with any provision of, or require any consents (except such consents as have already been received) under (1) any law, rule, regulation or ordinance, (2) the Company’s organizational documents, and/or (3) any agreement binding upon the Company or any of the Company’s properties, except in each case of (1) and (3) as would not reasonably be expected to have a Material Adverse Effect, and do not result in, or require, the creation or imposition of any lien and/or encumbrance on any of the Company’s properties or revenues pursuant to any law, rule, regulation or ordinance or otherwise, except as would not reasonably be expected to have a Material Adverse Effect.
iii.            Authorization; Enforcement. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note and the other Loan Documents and the performance of all obligations of the Company under this Note and the other Loan Documents have been taken on or prior to the date hereof. Each of this Note and the other Loan Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by the Bankruptcy Limitations (as defined below).
iv.            Valid Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the applicable Loan Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and all restrictions on transfer other than those expressly imposed by the federal securities laws and vest in the Holder full and sole title and power to the Securities. The Company has reserved from its duly authorized unissued capital stock a number of shares of Common Stock sufficient for issuance of the Underlying Shares.
v.            SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one (1) year preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
vi.            No Consents. No direct or indirect consent, approval, authorization or similar item is required to be obtained by the Company to enter into this Note, and/or the other Loan Documents to which it is a party and to perform or undertake any of the transactions contemplated pursuant to this Note, and/or any of the other Loan Documents to which it (or any Significant Subsidiary thereof) is a party, except for such consents as have already been received.
vii.            No General Solicitation. Neither the Company, nor any of its Affiliates, nor, to the knowledge of the Company, any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

viii.            Seniority. As of the date hereof, no indebtedness or other claim against the Company is senior to this Note in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).
ix.            Listing of Securities. All Underlying Shares have been approved, if so required, for listing or quotation on the Trading Market, subject only to notice of issuance.
x.            DTC Eligible. The Common Stock is DTC eligible and DTC has not placed a “freeze” or a “chill” on the Common Stock and the Company has no reason to believe that DTC has any intention to make the Common Stock not DTC eligible, or place a “freeze” or “chill” on the Common Stock.
xi.            Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.
xii.            [Reserved].
xiii.            Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Loan Documents. The Holder shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Loan Documents.
xiv.            Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.
xv.            Private Placement. Assuming the accuracy of Holder’s representations and warranties set forth in Section 7(b), (i) no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Holder as contemplated hereby, and (ii) neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the issuance and/or sale of the Securities to be integrated with prior offerings of securities by the Company for purposes of the Securities Act that would require the registration of any such Securities and/or any other securities of the Company under the Securities Act.
xvi.            Ability to Perform. There are no actions, suits, proceedings or investigations pending against the Company or the Company’s assets before any court or governmental agency (nor is there any threat thereof) that would impair in any way the Company’s ability to enter into and fully perform its commitments and obligations under this Note and the Loan Documents to which it is a party or the transactions contemplated hereby or thereby.
xvii.           Acknowledgment Regarding the Holder’s Purchase of Note.  The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length purchaser with respect to this Note and the other Loan Documents.  The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Loan Documents and the transactions contemplated hereby and thereby, and any advice given by the Holder or any of its representatives or agents in connection with the Loan Documents and the transactions contemplated hereby and thereby is merely incidental to the Holder’s purchase of the Securities.  The Company further represents to the Holder that the Company’s decision to enter into the Loan Documents has been based solely on the independent evaluation by the Company and its representatives.
xviii.          Material Contracts. Neither Company nor any of its Subsidiaries is (and, to the knowledge of Company, no other party is) in default under or breach of the BMS License to which Company is a party, and there are no events or conditions, which constitute, or, after notice or lapse of time or both, will constitute, a default on the part of Company or any of its Subsidiaries or, to the knowledge of Company, any counterparty under the BMS License. The BMS License is in full force and effect and is a valid, binding and enforceable obligation of Company or its Subsidiaries, except that such enforcement may be subject to the Bankruptcy Limitation. The Company and its Subsidiaries have performed all respective material obligations required to be performed by them to date under the BMS License.
b)            Representations and Warranties of the Holder. The Holder hereby represents and warrants as of the date hereof to the Company as follows:
i.            Authorization. The Holder has full power and authority to enter into this Note and the other Loan Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby and has taken all action necessary to authorize the execution and delivery of this Note and the other Loan Documents to which it is a party, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.
ii.            Own Account. The Holder understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Holder’s right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with applicable federal and state securities laws). The Holder is acquiring the Securities hereunder in the ordinary course of its business.
iii.            Accredited Investor Status; Investment Experience. At the time the Holder was offered the Securities it was, and as of the date hereof and as of the date hereof it is, and on each date on which it converts any portion of the Note it will be, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.
iv.            Experience of Holder. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
v.            General Solicitation. The Holder is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
vi.            Reliance on Exemptions. The Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.
vii.         No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
viii.        Validity; Enforcement; No Conflicts. This Note and each Loan Document to which the Holder is a party have been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies (collectively, the “Bankruptcy Limitations”).
ix.            Organization and Standing. The Holder is duly organized, validly existing and in good standing (if such concept is recognized under such laws) under the laws of the State where it was formed.
x.            Brokers or Finders. No brokerage or finder’s fees or commissions are or will be payable by the Holder to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Loan Documents. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Loan Documents.
xi.            Ability to Perform. There are no actions, suits, proceedings or investigations pending against the Holder or the Holder’s assets before any court or governmental agency (nor is there any threat thereof) that would impair in any way the Holder’s ability to enter into and fully perform its commitments and obligations under this Note and the Loan Documents to which it is a party or the transactions contemplated hereby or thereby.
xii.      Confidentiality. Other than confidential disclosure to other Persons party to this Note or to the Holder’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Holder has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).
c)            Covenants of the Company. The Company hereby undertakes that proceeds of the sale and issuance of the Note and the other notes of the Series shall be used, after payment of transaction expenses, for the Company’s working capital and general corporate purposes as set forth in the Company’s revised annual budget, a copy of which has been delivered to the Holder prior to the date hereof, as may be modified from time to time by written consent of the Company and the Required Majority.
Section 8.     Events of Default.
a)            “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
i.            any default in the payment of (A) the principal amount of the Note or (B) interest, liquidated damages and other amounts owing to the Holder on the Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise), which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within three (3) Trading Days;

ii.            the Company shall fail to observe or perform any other material covenant contained in the Note (it being agreed that Section 7(c) constitutes a material covenant), which failure is not cured, if possible to cure, within the earlier to occur of (A) five (5) Trading Days after notice of such failure sent by the Holder to the Company and (B) ten (10) Trading Days after the Company has become or should have become aware of such failure;
iii.            a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any of the Loan Documents;
iv.            any representation or warranty made in this Note, any other Loan Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;
v.            the Company or any Significant Subsidiary shall be subject to a Bankruptcy Event;
vi.            the Company shall fail for any reason to deliver Conversion Shares to a Holder prior to the fifth (5th) Trading Day after a Share Delivery Date pursuant to Section 5(e) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of the Note in accordance with the terms hereof;

 vii.           the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable) for a period of more than 30 days; and

viii.            the Company shall fail to maintain sufficient reserved shares pursuant to this Note.

b)            Remedies Upon Event of Default. If any Event of Default occurs and is continuing, then at the Holder’s election, the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become immediately due and payable. After the occurrence of any Event of Default that results in the eventual acceleration of this Note and while it is continuing, the interest rate on this Note shall accrue at an interest rate equal to the lesser of (i) five percent (5%) per annum in excess of the rate otherwise applicable hereto and (ii) the maximum rate permitted under applicable law (with a credit for any “unused” guaranteed interest). In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this

Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
Section 9.     Negative Covenants. Until all the Liabilities are paid in full, Company covenants and agrees that, unless it obtains the prior written consent of the Required Majority (in its full discretion):
 (a)            Restricted Payments. Except as contemplated by the Loan Documents, the Company shall not directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness, except for Permitted Indebtedness; provided, however, that, notwithstanding anything to the contrary provided herein or elsewhere, in no event shall the Company directly and/or indirectly make any payment to any officer, director, or five percent (5%) or greater beneficial holder of the Company’s voting stock or Common Stock or an Affiliate of the Company and/or any Affiliate of any such person representing the direct and/or indirect repayment of Indebtedness, premiums and/or interest on Indebtedness, and/or accrued but unpaid interest.
 (b)            Restriction on Redemption and Dividends. Other than as permitted or required under the Loan Documents, the Company shall not, directly or indirectly, redeem or repurchase shares of or declare or pay any dividend or distribution on any of its capital stock whether in cash, stock rights and/or property.
(c)            Indebtedness. The Company shall not incur or permit to exist any Indebtedness, except for Permitted Indebtedness.
(d)            Liens. The Company shall not create or permit to exist any Liens or security interests with respect to any assets, whether now owned or hereafter acquired and owned, except for Permitted Liens.
(e)            Change in Nature of Business.  The Company shall not, directly or indirectly, engage in any business substantially different from the business conducted by the Company on the date hereof or any business substantially related or incidental thereto.
(f)            Violation of Law. The Company shall not violate any law, statute, ordinance, rule, regulation, judgment, decree, order, writ or injunction of any federal, state or local authority, court, agency, bureau, board, commission, department or governmental body if such violation could have a Material Adverse Effect.
(g)            Transactions with Affiliates. The Company shall not directly and/or indirectly enter into, renew, extend or be a party to, any transaction or series of related transactions which would be required to be disclosed in any public filing with the SEC (including, without limitation, lending funds to an Affiliate and/or borrowing funds from any Affiliate, the purchase, sale, lease, transfer or exchange of property, securities or assets of any kind or the rendering of services of any kind) with any officer, director, Affiliate and/or any Affiliate of such person, unless such transaction is made on an arms’ length basis and expressly approved by a majority of the disinterested directors (even if less than a quorum otherwise required for board approval).
Section 10.     Miscellaneous.
a)            Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, by electronic mail or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth below or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 10(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by electronic mail or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.
b)            Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. This Note is a direct debt obligation of the Company. In the event the Holder of this Note shall elect to convert any or all of the outstanding principal or interest amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or Affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason.
c)            Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Loan Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in New York, New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Loan Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.
e)            Amendment; Waiver; Assignment. Any provision of this Note may be amended by a written instrument executed by the Company and holders of the Required Majority, which amendment shall be binding on all successors and assigns. Any provision of this Note may be waived by the party seeking enforcement thereof (holders of the Required Majority in the case of holders of the Series), which waiver shall be binding on all successors and assigns. Any waiver by the Company or holders of the Required Majority must be in writing. Any waiver by the Company or holders of the Required Majority of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or holders of the Required Majority to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Holder may assign its rights and obligation hereunder to any Affiliate thereof, provided that such Affiliate assumes the liabilities or obligations of Holder hereunder.
f)            Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.
g)            Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power as though no such law has been enacted.
h)            Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Loan Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.
i)            Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
j)            Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.
k)            [Reserved].
l)            Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Days after such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or its Subsidiaries, the Company shall so indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.
m)            Surrender of Note. Upon the payment (or conversion) in full of the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amount owing in respects thereof, the Holder shall promptly surrender this Note to or as directed by the Company.
n)            Fees. The Company hereby agrees to pay, on demand, all reasonable and documented out-of-pocket expenses incurred by the Holder in connection with the enforcement of this Note and in connection with any amendment, including, without limitation, the reasonable fees and disbursements of outside counsel to the Holder.
*********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.
COMPANY:
AYALA PHARMACEUTICALS, INC.

By: /s/ Kenneth A. Berlin
Name: Kenneth A. Berlin
Title:  President & Chief Executive Officer

Address (including email) for delivery of notices:
9 Deer Park Drive, Suite K-1
Monmouth Junction, New Jersey 08852
Email: Ken.b@ayalapharma.com

HOLDER:
ISRAEL BIOTECH FUND I, L.P.

By its general partner: Israel Biotech Fund GP    Partners, L.P.
 By its general partner: I.B.F. Management, Ltd.

By: /s/ Ido Zairi
       Title: Director
       Name: Ido Zairi

Exhibit A
Form of Warrant to Purchase Shares of Common Stock
(See attached.)